Exhibit 10.1

Dated 24 June 2021

(1)	ALLIANCE ONE TOBACCO (KENYA) LIMITED, ALLIANCE ONE TOBACCO (MALAWI) LIMITED, ALLIANCE ONE TOBACCO (TANZANIA) LIMITED, ALLIANCE ONE TOBACCO (UGANDA) LIMITED and ALLIANCE ONE ZAMBIA LIMITED as Borrowers

(2)	PYXUS INTERNATIONAL, INC.,
PYXUS PARENT, INC.
PYXUS HOLDINGS, INC. and ,
ALLIANCE ONE INTERNATIONAL HOLDINGS, LTD. as Guarantors

(3)	EASTERN AND SOUTHERN AFRICAN TRADE AND DEVELOPMENT BANK as Mandated Lead Arranger

(4)	EASTERN AND SOUTHERN AFRICAN TRADE AND DEVELOPMENT BANK as Original Lender

(5)	EASTERN AND SOUTHERN AFRICAN TRADE AND DEVELOPMENT BANK as Agent

(6)	EASTERN AND SOUTHERN AFRICAN TRADE AND DEVELOPMENT BANK as Security Agent

AMENDMENT AGREEMENT

relating to

a master renewal facility agreement originally dated 13 June 2018, as supplemented by various facility renewal letters and as amended and restated from time to time, including by the second amendment and restatement agreement dated 24 August 2020

Schedules

1.	Existing Loans and Commitments	12

2.	Conditions precedent to Amendment Agreement Effective Date	15

3.	Conditions subsequent to Amendment Agreement Effective Date	17

i

THIS AGREEMENT (this “Agreement”) is dated 24 June 2021 and made between:

(1)

PYXUS INTERNATIONAL, INC., a company incorporated and existing under the laws of Virginia, USA with the IRS employer identification number 85-2386250, and whose registered office is 8001 Aerial Center Parkway, Post Office Box 2009, Morrisville, NC 27560-2009, USA (“Parent”);

(2)

PYXUS PARENT, INC., a company incorporated and existing under the laws of Virginia, USA with the IRS employer identification number 85-2398341, and whose registered office is 8001 Aerial Center Parkway, Post Office Box 2009, Morrisville, NC 27560-2009, USA (“Pyxus Parent”);

(3)

PYXUS HOLDINGS, INC., a company incorporated and existing under the laws of Virginia, USA with the IRS employer identification number 85-2385176, and whose registered office is 8001 Aerial Center Parkway, Post Office Box 2009, Morrisville, NC 27560-2009, USA (“Pyxus Holdings”);

(4)

ALLIANCE ONE INTERNATIONAL HOLDINGS, LTD., a company incorporated and existing under the laws of England and Wales with company number 1176169 and whose registered office is Building A, Riverside Way, Camberley, Surrey, GU15 3YL (“Original Guarantor” and together with Parent, Pyxus Parent and Pyxus Holdings, the “Guarantors”);

(5)

ALLIANCE ONE TOBACCO (KENYA) LIMITED, a company incorporated and existing under the laws of the Republic of Kenya with company number C. 97104 and whose postal address is P.O. Box 4721-01002, Garissa Road, Thika, Kenya (“Alliance One Kenya”);

(6)

ALLIANCE ONE TOBACCO (MALAWI) LIMITED, a company incorporated and existing under the laws of the Republic of Malawi, with company number 1891 and whose postal address is P.O. Box 30522, Lilongwe 3, Malawi (“Alliance One Malawi”);

(7)

ALLIANCE ONE TOBACCO (TANZANIA) LIMITED, a company incorporated and existing under the laws of the United Republic of Tanzania, with company number 32885 and whose postal address is P.O. Box 1595, Kingolwira, Morogoro, United Republic of Tanzania (“Alliance One Tanzania”);

(8)

ALLIANCE ONE TOBACCO (UGANDA) LIMITED, a company incorporated and existing under the laws of the Republic of Uganda, with company number 80010004291840/190063 and whose registered address is SM Chambers 14 Hannington Road Kampala, Republic of Uganda and whose postal address is P.O. Box 3213, Kampala, Uganda (“Alliance One Uganda”);

(9)

ALLIANCE ONE ZAMBIA LIMITED, a company incorporated and existing under the laws of the Republic of Zambia, with company number 40403 and whose registered address is Plot 4298 Buyatanshi Road, Industrial Area, Lusaka, Republic of Zambia and whose postal address is P.O. Box 30994, Lusaka, Zambia (“Alliance One Zambia” and, together with Alliance One Kenya, Alliance One Malawi, Alliance One Tanzania and Alliance One Uganda, the “Borrowers”);

(10)

EASTERN AND SOUTHERN AFRICAN TRADE AND DEVELOPMENT BANK, a body corporate established by Charter pursuant to Chapter Nine of the Treaty for the Establishment of the Preferential Trade Area for Eastern and Southern African States and having an office at 197 Lenana Place, Lenana Road, Nairobi, Kenya as mandated lead arranger (the “Arranger”);

(11)

EASTERN AND SOUTHERN AFRICAN TRADE AND DEVELOPMENT BANK, a body corporate established by Charter pursuant to Chapter Nine of the Treaty for the Establishment of the Preferential Trade Area for Eastern and Southern African States and having an office at 197 Lenana Place, Lenana Road, Nairobi, Kenya as original lender (the “Original Lender”);

(12)

EASTERN AND SOUTHERN AFRICAN TRADE AND DEVELOPMENT BANK, a body corporate established by Charter pursuant to Chapter Nine of the Treaty for the Establishment of the Preferential Trade Area for Eastern and Southern African States and having an office at 197 Lenana Place, Lenana Road, Nairobi, Kenya as agent of the other Finance Parties (the “Agent”); and

(13)

EASTERN AND SOUTHERN AFRICAN TRADE AND DEVELOPMENT BANK, a body corporate established by Charter pursuant to Chapter Nine of the Treaty for the Establishment of the Preferential Trade Area for Eastern and Southern African States and having an office at 197 Lenana Place, Lenana Road, Nairobi, Kenya as security trustee for the Secured Parties (the “Security Agent”).

BACKGROUND:

(A)	The Original Lender has advanced various facilities to the Borrowers over many years pursuant to the terms of various facility letters and related documents.

(B)

Prior to the Amendment Agreement Effective Date (as defined below), the Original Lender and the Borrowers, amongst others, agreed that the terms of all such facilities would be governed by, amongst other documents, a master renewal facility agreement dated 13 June 2018, as supplemented by various facility renewal letters, as amended and restated by the first amendment and restatement agreement dated 13 August 2020 and the second amendment and restatement agreement dated 24 August 2020 and as amended by the amendment letter dated 30 December 2020 and the amendment letter dated 19 February 2021 (each as amended up to the date of this Agreement, and together the “Original Facilities Agreement”).

(C)	This Agreement:

(a)	puts into effect, by way of amendment, certain amendments to the Original Facilities Agreement, which have been agreed between the Obligors and the Finance Parties;

(b)	contains confirmations in relation to the Security granted by the Borrowers pursuant to the Finance Documents (as defined in the Original Facilities Agreement);

(c)	contains certain confirmations in relation to the guarantee given by the Guarantors; and

(d)	deals with related matters.

THIS AGREEMENT WITNESSES that:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“AOI LLC Security Confirmation” means the English law governed security confirmation deed dated on or about the date hereof between AOI LLC and the Security Agent for the benefit of the Secured Parties relating to each Transaction Security Document to which AOI LLC is a party.

“Amended Facilities Agreement” means the Original Facilities Agreement as amended by the terms of this Agreement.

“Amendment Agreement Effective Date” has the meaning given to it in Clause 2.1 (Conditions precedent to Amendment Agreement Effective Date).

“Continuing Obligor” means Alliance One Malawi, Alliance One Tanzania, Alliance One Zambia and each Guarantor.

“Long-Stop Date” means 30 June 2021 or such later date as the Agent and the Obligors’ Agent may agree in writing from time to time.

“New Fee Letter” means the Fee Letter dated on or about the date hereof entered into between the Agent and the Obligors’ Agent.

“New Finance Documents” means this Agreement, the AOI LLC Security Confirmation and the New Fee Letter.

“Original Facilities Agreement” has the meaning given to it in Recital (B).

“Parties” means the parties to this Agreement.

1.2	Terms defined in the Amended Facilities Agreement

Terms defined in the Amended Facilities Agreement but not in this Agreement shall have the same meaning in this Agreement as in the Amended Facilities Agreement.

1.3	Construction

Clause 1.2 (Construction) of the Amended Facilities Agreement shall apply as if set out in full again here, with such changes as are appropriate to fit this context.

1.4	Continuing obligations

Subject to the provisions of this Agreement:

(a)

except as amended or varied by this Agreement, the Original Facilities Agreement and all the other Finance Documents (as defined in the Original Facilities Agreement) shall remain in full force and effect;

(b)	the Original Facilities Agreement shall be read and construed as one document with this Agreement; and

(c)

nothing in this Agreement shall constitute or be construed as a waiver or release of any right or remedy of the Finance Parties under the Finance Documents (each as defined in the Original Facilities Agreement), nor otherwise prejudice any right or remedy of a Finance Party under the Original Facilities Agreement or any other Finance Document (as defined in the Original Facilities Agreement).

2.	CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT

2.1	Conditions precedent to Amendment Agreement Effective Date

The provisions of this Agreement expressed to take effect from the Amendment Agreement Effective Date shall not come into effect until the date (the “Amendment Agreement Effective Date”) on which the Agent confirms that it has received or waived the requirement to receive all of the documents and other evidence listed in Schedule 2 (Conditions precedent to Amendment Agreement Effective Date) in form and substance satisfactory to the Agent. The Agent shall notify the Obligors’ Agent and the Lenders promptly upon being so satisfied.

2.2	Long-Stop Date

This Agreement shall lapse and cease to have force and effect if, after the Long-Stop Date but before the Amendment Agreement Effective Date has occurred, either the Agent or the Obligors’ Agent notifies the other in writing to that effect.

2.3	Conditions subsequent to Amendment Agreement Effective Date

Each Obligor shall provide to the Agent, as soon as reasonably practicable and in any event within the applicable time period referred to in Schedule 3 (Conditions subsequent to Amendment Agreement Effective Date), the documents and other evidence listed in Schedule 3 (Conditions subsequent to Amendment Agreement Effective Date) in form and substance satisfactory to the Agent. The Agent shall notify the Obligors’ Agent and the Lenders promptly following its receipt of all documents and evidence referred to in Schedule 3 (Conditions subsequent to Amendment Agreement Effective Date).

3.	AMENDMENT

3.1	Amendment

Each Obligor and the Agent (for itself and on behalf of the other Finance Parties) agree that with effect from the Amendment Agreement Effective Date, the Original Facilities Agreement shall be amended as follows:

(a)	new definitions shall be inserted in alphabetical order in clause 1.1 (Definitions) as follows:

“”Amendment Agreement” means the amendment agreement dated 24 June 2021 entered into between (amongst others), the Obligors, the Arranger, the Agent and the Security Agent, pursuant to which this Agreement was amended.”; and

“”Amendment Agreement Effective Date” has the meaning given to such term in the Amendment Agreement.”;

(b)	the definition of “Existing Loan” in clause 1.1 (Definitions) shall be deleted and replaced with the following:

“”Existing Loan” means each of the Loans set out in part I (Existing Loans) of schedule 1 (Existing Loans and Commitments) of the Amendment Agreement.”;

(c)	the definition of “Extended Loan” in clause 1.1 (Definitions) shall be deleted in its entirety;

(d)	the definition of “Forborne Loan” in clause 1.1 (Definitions) shall be deleted in its entirety;

(e)	the definition of “LIBOR” in clause 1.1 (Definitions) shall be deleted and replaced with the following:

“”LIBOR” means, in relation to any Loan, the Screen Rate as of the Specified Time for dollars for a 12 month period commencing on the Utilisation Date of that Loan and, if that rate is less than zero, LIBOR shall be deemed to be zero.”;

(f)	the definition of “New Loan” in clause 1.1 (Definitions) shall be deleted and replaced with the following:

“”New Loan” means any Loan utilised on or after the Amendment Agreement Effective Date.”;

(g)	the definition of “Margin” shall be deleted and replaced with the following:

““Margin” means in relation to any Loan, 6.00 per cent. per annum.”;

(h)	the definition of “Repayment Date” in clause 1.1 (Definitions) shall be deleted and replaced with the following:

“”Repayment Date” means:

(a)

in relation to any Existing Loan, the date set out in part I (Existing Loans) of schedule 1 (Existing Loans and Commitments) of such Amendment Agreement opposite the disbursement number of such Existing Loan in the column titled “Repayment Date”); and

(b)	in relation to any New Loan, the date set out as such in the Utilisation Request for that Loan.”;

(i)	the definition of “Total Malawi Facility Commitments” in clause 1.1 (Definitions) shall be deleted and replaced with the following:

“”Total Malawi Facility Commitments” means, at any time, the aggregate of the Malawian Facility Commitments at that time, being USD 80,000,000 as at the Amendment Agreement Effective Date.”;

(j)	the definition of “Total Tanzanian Facility Commitments” in clause 1.1 (Definitions) shall be deleted and replaced with the following:

“”Total Tanzanian Facility Commitments” means, at any time, the aggregate of the Tanzanian Facility Commitments at that time, being USD 85,000,000 as at the Amendment Agreement Effective Date.”;

(k)	the definition of “Total Zambian Facility Commitments” in clause 1.1 (Definitions) shall be deleted and replaced with the following:

“”Total Zambian Facility Commitments” means, at any time, the aggregate of the Zambian Facility Commitments at that time, being USD 40,000,000 as at the Amendment Agreement Effective Date.”;

(l)	the definition of “Termination Date” in clause 1.1 (Definitions) shall be deleted and replaced with the following:

“”Termination Date” means:

(a)	in respect of the Kenyan Facility and Ugandan Facility, 30 June 2021;

(b)	in respect of the Malawian Facility, Tanzanian Facility and Zambian Facility, 25 June 2022.”;

(m)	a new sub-clause shall be added in clause 4 (Conditions of Utilisation) as follows:

“4.3	Utilisation of Tanzanian Facility

No more than USD 70,000,000 of the Total Tanzanian Facility Commitments may be utilised by Alliance One Tanzania until the Agent has received or waived the requirement to receive each of the following in form and substance satisfactory to it:

(a)

executed deeds of variation in respect of the Tanzanian Security Documents reflecting that the principal amount secured in respect of the Tanzanian Secured Obligations has been increased from USD 70,000,000 to USD 85,000,000 (the “Tanzanian Deeds of Variation”);

(b)	evidence that the Tanzanian Deeds of Variation have been registered with the Companies Registry in Tanzania within any applicable statutory or regulatory deadline;

(c)

any other documents or evidence that the Agent may request (in its discretion) to demonstrate that the Security granted under the Tanzanian Security Documents extends to Total Tanzanian Facility Commitments as increased pursuant to the terms of the Amendment Agreement; and

(d)	a legal opinion of the Tanzanian legal advisers to the Agent in respect of the matters referred to in paragraphs (a) to (c) above.”; and

(n)	clause 10.2 (Payment of interest) shall be deleted and replaced with the following:

“10.2	Payment of interest

The Borrower to which a Loan has been made shall pay accrued interest on that Loan on the last day of the Interest Period of that Loan and (with respect to the Existing Loans of Alliance One Malawi, Alliance One Tanzania and Alliance One Zambia only) on 30 June 2021.”.

3.2	Further assurance

Each Obligor shall, at the request of the Agent or Security Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be affected pursuant to this Agreement.

4.	TREATMENT OF EXISTING COMMITMENTS AND LOANS

(a)	All Parties agree that:

(i)	all currently outstanding Loans are as set out in Part I (Existing Loans) of Schedule 1 (Loans and Commitments);

(ii)

the Repayment Date of each such Loan is the date set out in Part I (Existing Loans) of Schedule 1 (Loans and Commitments) opposite the disbursement number of such Loan in the column titled “Repayment Date”; and

(iii)	each such Loan is an Existing Loan.

(b)

All Parties agree that, with effect from the Amendment Agreement Effective Date, the Commitments of each Lender under the Malawian Facility, the Tanzanian Facility and the Zambian Facility will be as set out in Part II (Commitments) of Schedule 1 (Loans and Commitments).

5.	CONFIRMATIONS

5.1	Security Interest confirmations

Each of the Borrowers:

(a)	consents to the amendment of the Original Facilities Agreement effected by Clause 3 (Amendment); and

(b)	confirms to the Security Agent for the benefit of the Secured Parties that:

(i)

its obligations under, and the security interests granted by it in and pursuant to, the Security Documents are not discharged or (except as set out in Clause 5.1(b)(ii)) otherwise affected by those amendments or the other provisions of this Agreement and shall accordingly remain in full force and effect; and

(ii)

the Secured Obligations, including for the purposes of the Transaction Security Documents, shall after the Amendment Agreement Effective Date continue in full force and extend to its obligations under the Amended Facilities Agreement and under any other Finance Documents, including this Amendment Agreement.

5.2	Guarantee confirmation

Each of the Guarantors:

(a)	consents to the amendment of the Original Facilities Agreement effected by Clause 3 (Amendment); and

(b)	confirms to the Security Agent for the benefit of the Secured Parties that:

(i)

its obligations as a Guarantor under clause 19 (Guarantee and indemnity) of the Original Facilities Agreement (the “Guaranteed Obligations”) are not discharged or (except as set out in Clause 5.2(b)(ii)) otherwise affected by those amendments or the other provisions of this Agreement and shall accordingly continue in full force and effect; and

(ii)

the Guaranteed Obligations shall after the Amendment Agreement Effective Date continue in full force and extend to the obligations of each Obligor under the Amended Facilities Agreement and under any other Finance Documents, including this Amendment Agreement.

5.3	Further assurance

Each Obligor shall at the request of the Agent or the Security Agent and at its own expense promptly execute (in such form as the Agent or Security Agent may reasonably require) and enter into any document, do any act or thing which the Agent or Security Agent considers necessary or appropriate to preserve, perfect, protect or give effect to the consents, confirmations, undertakings and Security provided for in this Clause 5.

6.	REPRESENTATIONS

Each Obligor makes each of the warranties and representations set out in clause 20 (Representations) of the Amended Facilities Agreement on the date of this Agreement and on the Amendment Agreement Effective Date.

7.	RELATIONSHIP WITH OTHER FINANCE DOCUMENTS

7.1	Status

This Agreement is designated by the Agent and each Obligor as a Finance Document.

7.2	Continuing effect

Except to the extent of the amendments effected by Clause 3 (Amendment ), the Original Facilities Agreement shall continue in full force and effect.

7.3	Immediate Event of Default

After the Amendment Agreement Effective Date, failure by any Obligor to comply with its obligations under this Agreement (including to deliver the documents and other evidence set out in Schedule 3 (Conditions subsequent to Amendment Agreement Effective Date)) shall be an immediate Event of Default with respect to that Obligor.

8.	RELEASE

The Obligors hereby acknowledge and agree, as of the date hereof, that: (a) neither them nor any of their affiliates have any claim or cause of action against the Original Lender (or any of its affiliates, officers, directors, employees, attorneys, consultants, or agents) and (b) the Original Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the relevant Obligors and their affiliates under the Original Facilities Agreement and all other documents executed in connection therewith or referred to or incorporated therein. Notwithstanding the foregoing, the Original Lender wishes (and the Obligors agree) to eliminate any possibility that any past conditions, acts, omissions, events, or circumstances would impair or otherwise adversely affect any of the Original Lender’s rights, interests, security and/or remedies under the Original Facilities Agreement and all other documents executed in connection therewith or referred to or incorporated therein. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Obligor (for itself and its affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally, and irrevocably release and forever discharge the Original Lender and each of its affiliates, officers, directors, employees, attorneys, consultants, and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings, and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute, or otherwise, which any Releasor has now or heretofore had, shall or may have against any Released Party by reason of any act, omission, or thing whatsoever done or omitted to be done on or prior to the date hereof arising out of, connected with or related in any way to this Agreement, the Original Facilities Agreement or all other documents executed in connection therewith or referred to or incorporated therein, or any act, event or transaction related or attendant thereto, or the agreements of the Original Lender contained therein, or the possession, use, operation or control of any of the assets of the Obligors, or the making of any facility or other advance, or the management of such facility or advance or the collateral granted (or purported to be granted) under the security documents.

9.	MISCELLANEOUS

The provisions of clauses 35 (Notices), 37 (Partial invalidity), 38 (Remedies and waivers) and 42 (Counterparts) of the Amended Facilities Agreement shall apply to this Agreement as if set out in full again here, with such changes as are appropriate to fit this context.

10.	LAW AND JURISDICTION

10.1	Governing law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, English law.

11.	ARBITRATION

11.1	Arbitration

Any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of in connection with this Agreement) shall be referred to and finally resolved by arbitration under the Arbitration Rules of the London Court of International Arbitration (LCIA).

11.2	Formation of arbitral tribunal, seat and language of arbitration

(a)

The arbitral tribunal shall consist of three arbitrators. The claimant(s), irrespective of number, shall nominate jointly one arbitrator; the respondent(s), irrespective of number, shall nominate jointly the second arbitrator, and a third arbitrator (who shall act as Chairman) shall be appointed by the arbitrators nominated by the claimant(s) and respondent(s) or, in the absence of agreement on the third arbitrator within 10 days of the appointment of the second arbitrator, by the LCIA Court (as defined in the Rules).

(b)	The seat of arbitration shall be London, England.

(c)	The language of the arbitration shall be English.

11.3	Recourse to courts

For the purposes of arbitration pursuant to this Clause 11 (Arbitration), the Parties waive any right of application to determine a preliminary point of law or appeal on a point of law under Sections 45 and 69 of the Arbitration Act 1996.

11.4	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)

irrevocably appoints the Original Guarantor of Building A, Riverside Way, Camberley, Surrey, GU15 3YL as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by an agent for the service of process to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)

If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Obligors’ Agent (on behalf of all the Obligors) must immediately (and in any event within 5 days of such event taking place) appoint another agent on terms acceptable to the Agent. Failing this, the Agent may appoint another agent for this purpose.

EXECUTION:

This Agreement has been entered into on the date stated at the beginning of this Agreement and the parties have shown their acceptance of its terms by executing it at the end of the Schedules.

SCHEDULE 1

EXISTING LOANS AND COMMITMENTS

Part I: Existing Loans

Disbursement Number	Principal amount outstanding (USD)	Repayment Date
Alliance One Kenya
CAD00012020120	2,241,300.51	30 June 2021
30013311	2,073,897.50	30 June 2021
Total principal amount outstanding: USD 4,315,198.01
Alliance One Malawi
CAD00012020157	2,523,761.26	18 October 2021
CAD00012020162	6,000,000.00	24 October 2021
CAD00012020165	4,300,000.00	31 October 2021
CAD00012020171	4,900,000.00	8 November 2021
CAD00012020175	1,750,000.00	14 November 2021
CAD00012020178	2,500,000.00	22 November 2021
CAD00012020180	1,500,000.00	28 November 2021
CAD00012021189	1,000,000.00	10 January 2022
CAD00012021193	1,000,000.00	22 January 2022
CAD00012021226	1,500,000.00	8 May 2022
CAD00012021234	2,755,000.00	22 May 2022
CAD00012021247	2,000,000.00	2 June 2022
CAD00012021257	4,150,000.00	9 June 2022
Total principal amount outstanding: USD 35,878,761.26
Alliance One Tanzania
CAD00012020136 / 30014469	1,341,038.72	18 September 2021

Disbursement Number	Principal amount outstanding (USD)	Repayment Date
CAD00012020140 / 30014470	5,400,000.00	25 September 2021
CAD00012020145	3,400,000.00	2 October 2021
CAD00012020150	50,000.00	7 October 2021
CAD00012020151	2,700,000.00	22 October 2021
CAD00012020160	1,400,000.00	9 October 2021
CAD00012021232	3,000,000.00	16 May 2022
CAD00012021235	2,300,000.00	23 May 2022
CAD00012021249	3,700,000.00	2 June 2022
CAD00012021256	3,900,000.00	10 June 2022
Total principal amount outstanding: USD 27,191,038.72
Alliance One Uganda
CAD00012021253	1,569,929.43	30 June 2021
CAD00012020161	1,500,000.00	30 June 2021
CAD00012021192	400,000.00	30 June 2021
CAD00012021196	1,000,000.00	30 June 2021
CAD00012021204	750,000.00	30 June 2021
CAD00012021213	500,000.00	30 June 2021
Total principal amount outstanding: USD 5,719,929.43
Alliance One Zambia
CAD00012020124	19,200,000.00	3 September 2021
CAD00012020134	2,300,000.00	16 September 2021
CAD00012020156	2,500,000.00	16 October 2021
CAD00012020168	1,500,000.00	6 November 2021
CAD00012020179	3,100,000.00	21 November 2021

Disbursement Number	Principal amount outstanding (USD)	Repayment Date
CAD00012021194	1,000,000.00	22 January 2022
CAD00012021199	1,000,000.00	14 February 2022
CAD00012021217	400,000.00	4 April 2022
CAD00012021225	1,000,000.00	8 May 2022
CAD00012021229	1,000,000.00	13 May 2022
CAD00012021233	1,500,000.00	20 May 2022
CAD00012021237	1,500,000.00	28 May 2022
CAD00012021259	1,500,000.00	13 June 2022
CAD00012021248	2,000,000.00	2 June 2022
Total principal amount outstanding: USD 39,500,000.00

Part II: Commitments

Name of Original Lender	Malawian Facility Commitment	Tanzanian Facility Commitment	Zambian Facility Commitment
Eastern and Southern African Trade and Development Bank	USD 80,000,000	USD 85,000,000	USD 40,000,000

SCHEDULE 2

CONDITIONS PRECEDENT TO AMENDMENT AGREEMENT EFFECTIVE DATE

1.	Continuing Obligors and AOI LLC

(a)	A certified copy of the constitutional documents of each Continuing Obligor and AOI LLC.

(b)

A copy of a resolution of the board of directors (or in the case of the Parent, a copy of a resolution of executive management) of each Continuing Obligor and a copy of a resolution of the board of managers of AOI LLC:

(i)

approving the terms of, and the transactions contemplated by, the New Finance Documents to which it is a party and resolving that it execute, deliver and perform the New Finance Documents to which it is a party;

(ii)	authorising a specified person or persons to execute the New Finance Documents to which it is a party on its behalf; and

(iii)

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the New Finance Documents to which it is a party.

(c)	A copy of a members resolution of Alliance One Zambia and the Original Guarantor approving the terms of, and the transactions contemplated by, this Agreement.

(d)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above in relation to the Transaction Documents and related documents.

(e)

A certificate of each Continuing Obligor and AOI LLC (signed by a director or an authorised signatory) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments applicable to that Obligor or AOI LLC (as applicable) would not cause any borrowing, guarantee, security or similar limit binding on that Continuing Obligor or AOI LLC (as applicable) to be exceeded.

(f)

A certificate of an authorised signatory of each Continuing Obligor and AOI LLC certifying that each document relating to it specified in this Schedule 2 (Conditions precedent to the Amendment Agreement Effective Date) is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.

2.	Finance Documents

(a)	This Agreement duly executed by each party.

(b)	The AOI LLC Security Confirmation duly executed by each party.

(c)	The New Fee Letter duly executed by each party.

3.	Legal opinions

The following legal opinions, each addressed to the Agent, the Security Agent and the Original Lender.

(a)

A legal opinion of Mayer Brown International LLP, legal advisers to the Agent and the Arranger as to English law substantially in the form distributed to the Original Lender prior to signing this Agreement.

(b)	A legal opinion of the following legal advisers to the Agent and Arranger:

(i) IMMMA Advocates as to Tanzanian law;

(ii) Chibesakunda & Co as to Zambian law; and

(iii) Wilson and Morgan as to Malawian law,

each substantially in the form distributed to the Original Lender prior to signing this Agreement.

(c)

A legal opinion of Robinson, Bradshaw and Hinson, P.A. legal advisers to the Obligors, addressed to the Agent, the Security Agent and the Original Lender, as to Virginian law, in the form distributed to the Original Lender prior to signing this Agreement.

(d)

A legal opinion of Robinson Bradshaw and Hinson, P.A. legal advisers to the Obligors, addressed to the Agent, Security Agent and the Original Lender, as to North Carolina law, in the form distributed to the Original Lender prior to signing this Agreement.

4.	Other documents and evidence

A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Obligors’ Agent accordingly) in connection with the entry into and performance of the transactions contemplated by the Amended Facilities Agreement.

SCHEDULE 3

CONDITIONS SUBSEQUENT TO AMENDMENT AGREEMENT EFFECTIVE

DATE

1.	Malawian related deliverable

As soon as possible following the Amendment Agreement Effective Date and in any event by no later than 30 July 2021, Alliance One Malawi shall provide evidence of an approval in principle (and, following the approval in principle, a definitive approval) obtained from the Reserve Bank of Malawi as Exchange Control Authority, through an authorised dealer bank, approving the Malawian Facility (as extended pursuant to the terms of this Agreement) and authorising Alliance One Malawi to enter into this Agreement.

2.	Tanzanian related deliverable

As soon as possible following the Amendment Agreement Effective Date and in any event by no later than 30 July 2021, Alliance One Tanzania shall provide evidence that the Tanzanian Facility has been registered with the Bank of Tanzania and issued with a debt record number as required under the Foreign Exchange Act Cap 271 of the laws of Tanzania.

3.	Amended Facilities Agreement

As soon as possible following the Amendment Agreement Effective Date and in any event by no later than 13 August 2021, the Obligors shall procure that the Amended Facilities Agreement has been amended and restated in form and substance satisfactory to the Agent (in its absolute discretion), in order to:

(a)	remove Alliance One Kenya and Alliance One Uganda from the Amended Facilities Agreement;

(b)	reflect the commercial agreement in respect of Alliance One Malawi entering into a collateral management agreement (and related security) in respect of Mozambique storage operations;

(c)

reflect the commercial agreement in respect of Alliance One Malawi’s collateral management agreement (and related security) in respect of South African storage operations becoming a permanent feature of the transaction;

(d)	reflect the commercial agreement in respect of collateralising Alliance One Malawi’s borrowing which is utilised to purchase tobacco from Alliance One Zambia;

(e)	update the information undertakings in the Amended Facilities Agreement in order that Compliance Certificates are deliverable on the fifteenth day of each calendar month;

(f)

update cross-default thresholds in the Amended Facilities Agreement (threshold in paragraph (e) of clause 26.5 (Cross default – AOI LLC or a Guarantor) to be increased to USD 40,000,000 and threshold in paragraph (e) of clause 26.6 (Cross default – Borrower) to be increased to USD 30,000,000);

(g)	incorporate LIBOR rate switch mechanics to reflect Original Lender’s policy; and

(h)	reflect such other changes as the Agent and the Obligors’ Agent may agree.

EXECUTION of Amendment Agreement:

The Guarantors

ALLIANCE ONE INTERNATIONAL HOLDINGS, LTD. by its attorney under a power of attorney dated 23 June 2021:

/s/ Joel Thomas
Name: Joel Thomas
Title:Attorney

On the 24 day of June 2021

Location: Morrisville, North Carolina
Time: 09:00 am

[Signature page to Amendment Agreement Q2 2021]

PYXUS INTERNATIONAL, INC.

By:	/s/ Cody Lawson

Name:	Cody Lawson

Title:	VP, Treasurer & FP&A

On the 24 day of June 2021

Location:	Morrisville, North Carolina

Time:	09:00 am

[Signature page to Amendment Agreement Q2 2021]

PYXUS PARENT, INC.

By:	/s/ Cody Lawson
Name:	Cody Lawson
Title:	VP, Treasurer & FP&A

On the 24 day of June 2021

Location:	Morrisville, North Carolina
Time:	09:00 am

[Signature page to Amendment Agreement Q2 2021]

PYXUS HOLDINGS, INC.

By:	/s/ Cody Lawson
Name:	Cody Lawson
Title:	VP, Treasurer & FP&A

On the 24 day of June 2021

Location:	Morrisville, North Carolina
Time:	09:00 am

[Signature page to Amendment Agreement Q2 2021]

The Borrowers
ALLIANCE ONE TOBACCO (KENYA) LIMITED
By:

/s/ Matthew Robert Bird	/s/ Paul Michael Masora
Name: Matthew Robert Bird	Name: Paul Michael Masora
Title: Managing Director	Title: Leaf/Sales Director

On the 24 day of June 2021		On the 24 day of June 2021

Location:	Kampala	Location:	Kampala
Time:	09:00 am	Time:	09:00 am

[Signature page to Amendment Agreement Q2 2021]

ALLIANCE ONE TOBACCO (MALAWI) LIMITED
By:

/s/ Chiza Jere	/s/ Hugh Saunders
Name: Chiza Jere	Name: Hugh Saunders
Title: Finance Director	Title: Managing Director

On the 24 day of June 2021		On the 24 day of June 2021

Location:	Lilongwe	Location:	Lilongwe
Time:	09:00 am	Time:	09:00 am

[Signature page to Amendment Agreement Q2 2021]

ALLIANCE ONE TOBACCO

(TANZANIA) LIMITED

By:

/s/ Festo Mwalongo	/s/ Simon Peverelle
Name: Festo Mwalongo	Name: Simon Peverelle	[CORPORATE SEAL]
Title: Finance Director	Title: Managing Director

On the 23 day of June 2021	On the 23 day of June 2021

Location:	Morogoro	Location:	Morogoro
Time:	09:00 am	Time:	09:00 am

Before me:

Name: Bartalomew L. Tarimo Advocate Notary and Commissioner for Oaths	[NOTARIAL SEAL]

Address:

1697, Morogoro Tanzania

Signature: /s/ Bartalomew L. Tarimo

On the 23rd day of June 2021

Location:	Morogoro
Time:	09:00 am

[Signature page to Amendment Agreement Q2 2021]

ALLIANCE ONE TOBACCO

(UGANDA) LIMITED

By:

/s/ Matthew Robert Bird	/s/ Steve Edwin Mazinga
Name: Matthew Robert Bird	Name: Steve Edwin Mazinga	[CORPORATE SEAL]
Title: Managing Director	Title: Finance Director

On the 24 day of June 2021	On the 24 day of June 2021

Location:	Kampala	Location:	Kampala
Time:	09:00 am	Time:	09:00 am

In the presence of:

Name: Tumusiime Ishmael	[ADVOCATE STAMP]

Address: P.O. Box 3213 Kampala

Signature: /s/ Tumusiime Ishmael

On the 24 day of June 2021

Location:	Kampala
Time:	09:00 am

[Signature page to Amendment Agreement Q2 2021]

ALLIANCE ONE ZAMBIA LIMITED

By:

/s/ Russell Deary	/s/ Sangulukani Chundama
Name: Russell Deary	Name: Sangulukani Chundama
Title: General Managing Director	Title: Financial Controller

On the 24 day of June 2021	On the 24 day of June 2021

Location:	Lusaka	Location:	Lusaka
Time:	14:00 pm	Time:	14:00 pm

[CORPORATE SEAL]

[Signature page to Amendment Agreement Q2 2021]

The Arranger
EASTERN AND SOUTHERN AFRICAN TRADE AND DEVELOPMENT BANK
By:

/s/ Joy Ntare	/s/ David M. Bamlango
Name: Joy Ntare	Name: David M. Bamlango
Title: Deputy Group MD and CRO Compliance and Risk Management	Title: Deputy Group MD and General Counsel Legal Services Department

On the 24 day of June 2021		On the 24 day of June 2021

Location:	Nairobi	Location:	Nairobi

Time:	09:00 am	Time:	09:00 am

[Signature page to Amendment Agreement Q2 2021]

The Original Lender
EASTERN AND SOUTHERN AFRICAN TRADE AND DEVELOPMENT BANK
By:

/s/ Joy Ntare	/s/ David M. Bamlango
Name: Joy Ntare	Name: David M. Bamlango
Title: Deputy Group MD and CRO Compliance and Risk Management	Title: Deputy Group MD and General Counsel Legal Services Department

On the 24 day of June 2021		On the 24 day of June 2021

Location:	Nairobi	Location:	Nairobi

Time:	09:00 am	Time:	09:00 am

[Signature page to Amendment Agreement Q2 2021]

The Agent
EASTERN AND SOUTHERN AFRICAN TRADE AND DEVELOPMENT BANK
By:
By:

/s/ Joy Ntare	/s/ David M. Bamlango
Name: Joy Ntare	Name: David M. Bamlango
Title: Deputy Group MD and CRO Compliance and Risk Management	Title: Deputy Group MD and General Counsel Legal Services Department

On the 24 day of June 2021		On the 24 day of June 2021

Location:	Nairobi	Location:	Nairobi

Time:	09:00 am	Time:	09:00 am

[Signature page to Amendment Agreement Q2 2021]

The Security Agent
EASTERN AND SOUTHERN AFRICAN TRADE AND DEVELOPMENT BANK
By:

/s/ Joy Ntare	/s/ David M. Bamlango
Name: Joy Ntare	Name: David M. Bamlango
Title: Deputy Group MD and CRO Compliance and Risk Management	Title: Deputy Group MD and General Counsel Legal Services Department

On the 24 day of June 2021		On the 24 day of June 2021

Location:	Nairobi	Location:	Nairobi

Time:	09:00 am	Time:	09:00 am

[Signature page to Amendment Agreement Q2 2021]